TOUCHSTONE STRATEGIC TRUST
Touchstone Large Company Growth Fund (the “Fund”)
Supplement dated August 25, 2025 to the Prospectus, Summary Prospectus, and Statement of Additional Information dated October 28, 2024
IMPORTANT NOTICE REGARDING CHANGES TO THE FUND
Proposed Reorganization
At a meeting of the Board of Trustees (the “Board”) of Touchstone Strategic Trust (the “Trust”) held on August 14, 2025, Touchstone Advisors, Inc. (“Touchstone”) proposed, and the Board approved, converting the Fund into an exchange-traded fund (“ETF”) by the reorganization of the Fund into a new ETF (“Acquiring ETF”), which upon filing and regulatory approval will be a newly-created fund in the Touchstone family of funds, (the “Reorganization”). At the same Board meeting, the Board approved the appointment of the Fund’s sub-adviser, DSM Capital Partners, LLC, as sub-adviser to the Acquiring ETF. The Board also approved the Acquiring ETF’s investment goal and principal investment strategies and risks, which will be identical to the Fund’s investment goal and principal investment strategies and risks. The Acquiring ETF, however, will be subject to certain risks unique to operating as an ETF.
Additional information about the Acquiring ETF will be available in the first quarter of 2026. The Acquiring ETF will not commence operations prior to the Reorganization and the Acquiring ETF’s shares are not currently being offered to the public, nor have they been approved for listing on any exchange. You can obtain a copy of the prospectus or SAI for the Acquiring ETF, once available, by visiting the website at TouchstoneInvestments.com/ETFs, by calling (833) 368-7383, or by contacting your financial adviser.
Following the Reorganization, Touchstone has agreed to waive fees and reimburse expenses to the extent necessary to ensure the Acquiring ETF’s total annual operating expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment-related expenses; expenses associated with the Acquiring ETF’s interfund lending program, if any; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) are limited to 0.67% of average daily net assets. The Reorganization does not require shareholder approval and is expected to be tax-free for U.S. federal income tax purposes.
Under the terms of the Agreement and Plan of Reorganization, the Fund would transfer all of its assets to the Acquiring ETF in exchange for shares of the Acquiring ETF. The Acquiring ETF would also assume all of the Fund's liabilities. The shares of the Acquiring ETF would then be distributed to the Fund's shareholders, and the Fund would be terminated. It is anticipated that, prior to the Reorganization Class A, Class C and Class Y shares of the Fund will be converted into Institutional Class shares of the Fund. After the Reorganization, shareholders may only purchase or sell shares of the Acquiring ETF on a national securities exchange at prevailing market prices through a broker-dealer.
A prospectus/information statement containing more information regarding the Reorganization will be filed with the Securities and Exchange Commission (the “SEC”), and once effective, will be mailed to Fund shareholders in the first quarter of 2026. The Reorganization is expected to be completed in the first quarter of 2026. Expenses associated with the Reorganization will be borne by Touchstone.

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The SEC has not approved or disapproved the registration statement of the Acquiring ETF. Any representation to the contrary is a criminal offense. No person has been authorized to give any information or make any representation not contained in this supplement and, if so given or made, such information or representation must not be relied upon as having been authorized. The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding the Fund and the Acquiring ETF, or to receive a free copy of the Prospectus/Information Statement, once it is available, please contact your financial adviser or Touchstone at 800.543.0407. The Prospectus/Information Statement will contain important information about the Fund and the Acquiring ETF’s goals, strategies, fees, expenses, risks, and the Board's considerations in approving the Reorganization. The Prospectus/Information Statement also will be available for free on the SEC's website (www.sec.gov).
Please contact your financial adviser or Touchstone at 800.543.0407 if you have any questions.
P.O. Box 534467 Pittsburgh, PA 15253-4467
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Mutual Funds are distributed by Touchstone Securities, Inc.*
A Member of Western & Southern Financial Group
*A registered broker-dealer and member FINRA and SIPC
Please retain this Supplement for future reference.
TSF-TU67000-SUP-2508